Exhibit 21

                           THERMO ELECTRON CORPORATION

                         Subsidiaries of the Registrant


As of February 24, 2004, Thermo Electron owned the following companies.

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                                                                                          STATE OR
                                                                                       JURISDICTION OF               PERCENT OF
                                           NAME                                         INCORPORATION                OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
Thermo Electron Holdings SAS                                                                France                      100
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     Jouan S.A.                                                                             France                      100
------------------------------------------------------------------------------------------------------------------------------------
         Jouan Limited                                                                      England                     100
------------------------------------------------------------------------------------------------------------------------------------
         Jouan Industries SAS                                                               France                      100
------------------------------------------------------------------------------------------------------------------------------------
         S.C.I                                                                              France                      98
         (2% owned by Jouan Industries SAS)
------------------------------------------------------------------------------------------------------------------------------------
         Jouan Italia srl                                                                   Italy                      99.95
         (.05% owned by Jouan Industries SAS)
------------------------------------------------------------------------------------------------------------------------------------
         ALC France S.A.S.                                                                  France                      100
------------------------------------------------------------------------------------------------------------------------------------
         Jouan Robotics SAS                                                                 France                      100
------------------------------------------------------------------------------------------------------------------------------------
         Jouan GmbH                                                                         Germany                     100
------------------------------------------------------------------------------------------------------------------------------------
         Jouan Nederland BV                                                                 Netherlands                 100
------------------------------------------------------------------------------------------------------------------------------------
         Jouan Nordic AS                                                                    Denmark                     100
------------------------------------------------------------------------------------------------------------------------------------
         Jouan A.S.                                                                         Czech Republic              100
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         Jouan Inc.                                                                         Virginia                    100
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              ASTEL Enterprises Inc.                                                        Virginia                    100
------------------------------------------------------------------------------------------------------------------------------------
Laboratory Management Systems, Inc.                                                         Delaware                    100
------------------------------------------------------------------------------------------------------------------------------------
Thermo CRS Holdings Ltd.                                                                    Canada                      100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo CRS Ltd.                                                                        Canada                      100
------------------------------------------------------------------------------------------------------------------------------------
         CRS Robotics Inc.                                                                  Michigan                    100
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         Robocon GmbH                                                                       Austria                     100
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         CRS Robotics France SARL                                                           France                      100
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Thermo Coleman Corporation                                                                  Delaware                    100
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Thermo Electron, S.A. de C.V.                                                               Mexico                      100
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THERMO ELECTRON LLC                                                                         Delaware                    100
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Fi SA                                                                                       France                      100
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Thermo Hypersil-Keystone Inc.                                                               Pennsylvania                100
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Loftus Furnace Company                                                                      Pennsylvania                100
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NAPCO, Inc.                                                                                 Connecticut                 100
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Staten Island Cogeneration Corporation                                                      New York                    100
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TEC Cogeneration Inc.                                                                       Florida                     100
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South Florida Cogeneration Associates                                                       Florida                     50*
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     North County Resource Recovery  Associates                                             California                  50
     (50% of which is owned directly by Thermo Securities Corporation)
------------------------------------------------------------------------------------------------------------------------------------
Thermo Electron Export Inc.                                                                 Barbados                    100
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Thermo Foundation, Inc.                                                                     Massachusetts               100
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Thermo Electron Financial Services Inc.                                                     Delaware                    100
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     Thermo Capital Company LLC                                                             Delaware                    100
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Russell pH Limited                                                                          Scotland                    100
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Thermo Keytek LLC                                                                           Delaware                    100
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Thermedics Detection de Argentina S.A.                                                      Argentina                   100
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Thermo Detection de Mexico, S.A. C.V.                                                       Mexico                      100
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Thermo Detection Limited                                                                    England                     100
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Goring Kerr Detection Limited                                                               England                     100
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     Goring Kerr (NZ) Limited                                                               New Zealand                 100
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     Thermo Sentron Canada Inc.                                                             Canada                      95
     (additionally, 5% of the shares are owned directly by Thermo Electron Corporation)
------------------------------------------------------------------------------------------------------------------------------------
Ramsey France S.A.R.L.                                                                      France                      100
------------------------------------------------------------------------------------------------------------------------------------
     Allen France                                                                           France                      100
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Thermo Ramsey S.A.                                                                          Spain                       100
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Thermo Ramsey Inc.                                                                          Massachusetts               100
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                                                                                          STATE OR
                                                                                       JURISDICTION OF               PERCENT OF
                                           NAME                                         INCORPORATION                OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
Thermo Ramsey Pty Ltd                                                                       Australia                   100
------------------------------------------------------------------------------------------------------------------------------------
Thermo Electron (Proprietary) Limited                                                       South Africa                100
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Comtest Italia S.R.L.                                                                        Italy                      100
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Comtest Limited                                                                             England                     100
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Thermo Administrative Services Corporation                                                  Delaware                    100
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KFP Operating Company, Inc.                                                                 Delaware                    100
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KFx Fuel Partners, L.P.                                                                     Delaware                    100
------------------------------------------------------------------------------------------------------------------------------------
Gorbell/Thermo Electron Power Company                                                       Maine                       80*
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Star/RESC LLC                                                                               Texas                       75*
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Thermo Electron Foundation, Inc.                                                            Massachusetts               100
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Thermo Electron Metallurgical Services, Inc.                                                Texas                       100
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Thermo Gamma-Metrics Pty Ltd                                                                Australia                   100
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     Thermo Gamma-Metrics Chile SA                                                          Chile                       100
------------------------------------------------------------------------------------------------------------------------------------
Thermo Gamma-Metrics Inc.                                                                   California                  100
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Thermo Electron India Private Limited                                                       India                       90
(an additional 10% owned by Thermo Gamma-Metrics Inc.)
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Thermo MF Physics Corporation                                                               Delaware                    100
------------------------------------------------------------------------------------------------------------------------------------
ONIX Systems Inc.                                                                           Delaware                    100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Process Instruments GP, LLC                                                     Delaware                    100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Process Instruments LP                                                          Texas                      99.9
     (an additional 0.10% owned by Thermo Process Instruments GP, LLC)
------------------------------------------------------------------------------------------------------------------------------------
         Thermo Measuretech Canada Inc.                                                     Canada                      100
------------------------------------------------------------------------------------------------------------------------------------
     Onix Holdings Limited                                                                  England                     100
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         CAC Limited                                                                        England                     100
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         Thermo Measurement Ltd                                                             England                     100
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              Peek Measurement Limited                                                      England                     100
------------------------------------------------------------------------------------------------------------------------------------
                  Sarasota Data Products Limited                                            England                     100
------------------------------------------------------------------------------------------------------------------------------------
                  Sarasota Instrumentation Limited                                          England                     100
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         Thermo Onix Limited                                                                England                     100
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              Thermo ONIX B.V.                                                              Netherlands                 100
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VG Systems Japan K.K.                                                                       Japan                       100
------------------------------------------------------------------------------------------------------------------------------------
Thermo Projects OY                                                                          Finland                     100
------------------------------------------------------------------------------------------------------------------------------------
Thermo Electron Scientific Instruments Corporation                                          Wisconsin                   100
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     Thermo Optek (Australia) Pty Ltd.                                                      Australia                   100
------------------------------------------------------------------------------------------------------------------------------------
     Fuji Partnership                                                                       Japan                     80.2170
     (19.783% of partnership is owned directly by Thermo Forma Inc.)
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Electron German Holdings Inc.                                                   Delaware                   35.4
     (7.2% of shares are owned directly by TDI Inc. of VA, 6.6% of shares are owned directly by Thermo Gamma-Metrics Inc., 19.3% of shares are owned directly by Thermo Electron Corporation, 31.5% of shares are owned directly by Thermo Finnigan LLC.)
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     Thermo Vacuum Generators Inc.                                                          Delaware                    100
------------------------------------------------------------------------------------------------------------------------------------
     FI Instruments Inc.                                                                    Delaware                    100
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     Spectra-Physics Rochester Inc.                                                         Delaware                    100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Elemental Inc.                                                                  Massachusetts               100
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         Thermo Electron SA                                                                 Switzerland                 100
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              Thermo Arlabs Pty Ltd.                                                        South Africa                100
------------------------------------------------------------------------------------------------------------------------------------
              Thermo Electron Austria Wissenschaftliche Gerate GmbH                         Austria                     100
------------------------------------------------------------------------------------------------------------------------------------
         Baird Do Brazil Representacoes Ltda.                                               Brazil                      100
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         Beijing Baird Analytical Instrument Technology Co. Limited                         China                       100
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     Thermo Cahn LLC                                                                        Delaware                    100
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     Planweld Holding Limited                                                               England                     100
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         Hilger Analytical Limited                                                          England                     100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Instruments (Canada) Inc.                                                       Canada                      100
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     Life Sciences International Limited                                                    England                     100
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                                                                                          STATE OR
                                                                                       JURISDICTION OF               PERCENT OF
                                           NAME                                         INCORPORATION                OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
         Thermo Optek Limited                                                               England                     100
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              VG Systems Limited                                                            England                     100
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              Norlab Instruments Limited                                                    Scotland                    100
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              Thermo Electron Limited                                                       England                     100
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                  Thermo Nicolet Limited                                                    England                     100
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                  Thermo Elemental Limited                                                  England                     100
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                  Nuclear Enterprises Limited                                               Scotland                    100
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                  Thermo Finnigan Limited                                                   England                     100
------------------------------------------------------------------------------------------------------------------------------------
                      Finnigan Mat Limited                                                  England                   99.984
                       (.016 % owned by Thermo Finnigan LLC)
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                      Thermoquest Limited                                                   England                     100
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                           Thermo Hypersil Limited                                          England                     100
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         Thermo Radiometrie Limited                                                         England                     100
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         Thermo Life Sciences Limited                                                       England                     100
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              Denley Instruments Limited                                                    England                     100
------------------------------------------------------------------------------------------------------------------------------------
         Thermo Electron Weighing & Inspection Limited                                      England                     100
------------------------------------------------------------------------------------------------------------------------------------
              Thermo Sentron Limited                                                        England                     100
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                  Hitech Electrocontrols Limited                                            England                     100
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                  Westerland Engineering Ltd.                                               England                     100
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                      Westerland Limited                                                    England                     100
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              Best Checkweighers Limited                                                    England                     100
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              Intertest UK Limited                                                          England                     100
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              Thermo Allen Coding Limited                                                   England                     100
------------------------------------------------------------------------------------------------------------------------------------
         Thermo Electron (Management Services) Limited                                      England                     100
------------------------------------------------------------------------------------------------------------------------------------
              Life Sciences International Holdings BV                                       Netherlands                 100
------------------------------------------------------------------------------------------------------------------------------------
                  Thermo BioAnalysis S.A.                                                    Spain                      90
                  (10% owned by Thermo Electron B.V.)
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                  Thermo Electron Oy                                                        Finland                     100
------------------------------------------------------------------------------------------------------------------------------------
                      Thermo Labsystems (Shanghai) Co. Ltd.                                 China                       100
------------------------------------------------------------------------------------------------------------------------------------
                      Thermo Electron LLS India Private Limited                             India                       100
------------------------------------------------------------------------------------------------------------------------------------
                      JSC Thermo Labsystems                                                 Russia                      100
------------------------------------------------------------------------------------------------------------------------------------
                      Labinstruments Oy                                                     Finland                     100
------------------------------------------------------------------------------------------------------------------------------------
                  Life Sciences International (Poland) SP z O.O                             Poland                      100
------------------------------------------------------------------------------------------------------------------------------------
                  Labsystems Christioan-Gassauer-Fleissner GmbH                             Austria                     100
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              Thermo Optek Italia SpA                                                       Italy                       100
------------------------------------------------------------------------------------------------------------------------------------
              Thermo Finnigan Italia S.p.A.                                                 Italy                       100
------------------------------------------------------------------------------------------------------------------------------------
              Thermo Ramsey Italia S.r.l.                                                   Italy                       100
------------------------------------------------------------------------------------------------------------------------------------
                  Thermo Ramsey TecnoEuropa S.r.l.                                          Italy                       100
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                      Thermo Electron Polska Sp. z o.o.                                     Poland                      50
                       (50% owned by Thermo Electron Weighing & Inspection Limited)
------------------------------------------------------------------------------------------------------------------------------------
         Comdata Services Limited                                                           England                     50
         (50% owned by Savant Instruments Limited)
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              Lipshaw Limited                                                               England                   99.998
              (.002% by Helmet Securities Limited)
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              Luckham Limited                                                               England                   99.999
              (.001% by Helmet Securities Limited)
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              Phicom Limited                                                                England                   99.960
              (.040% by Helmet Securities Limited)
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              Southions Investments Limited                                                 England                   99.999
              (.001% by Helmet Securities Limited)
------------------------------------------------------------------------------------------------------------------------------------
              Sungei Puntar Rubber Estate Limited                                           England                   99.918
              (.082% by Helmet Securities Limited
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              Westions Limited                                                              England                   99.950
              (.050% by  Helmet Securities Limited)
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              Whale Scientific Limited                                                      England                   99.996
              (.004% by Helmet Securities Limited)
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                                                                                          STATE OR
                                                                                       JURISDICTION OF               PERCENT OF
                                           NAME                                         INCORPORATION                OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
              Forma Scientific Limited                                                      England                     99
              (1% owned by Helmet Securities Limited)
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              Life Sciences (Europe) Limited                                                England                   99.980
              (.020% by Helmet Securities Limited)
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                  Shandon Southern Instruments Limited                                      England                    99.99
                  (.01% Helmet Securities Limited)
------------------------------------------------------------------------------------------------------------------------------------
         E-C Apparatus Limited                                                              England                   99.980
         (.020% owned by Helmet Securities Limited)
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         Savant Instruments Limited                                                         England                    99.00
         (1.000% by Comdata Services Limited)
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         Helmet Securities Limited                                                          England                    99.99
         (.001%  owned by Comdata Services Limited)
------------------------------------------------------------------------------------------------------------------------------------
              International Equipment Company Limited                                       England                    98.1
              (1.9% by Thermo IEC Inc.)
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              Shandon (Germany) Limited                                                     England                     50
              (50% by Thermo Shandon Limited)
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              Life Sciences International Kft                                               Hungary                     100
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              Life Sciences International, Inc.                                             Pennsylvania                100
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                  LSI (US) Inc.                                                             Delaware                    100
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         Britlowes Limited                                                                  England                     100
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         Commendstar Limited                                                                England                     50
         (50% owned by Helmet Securities Limited)
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         Consumer & Video Holdings Limited                                                  England                   99.996
         (.004% owned by Helmet Securities Limited)
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              Video Communications Limited                                                  England                   99.999
              (.001 Helmet Securities Limited)
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         Greensecure Projects Limited                                                       England                     100
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              Hybaid Limited                                                                England                     100
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                  Equibio Limited                                                           England                     100
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                      Cel One S.P.R.L.                                                      Belgium                     100
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         Omnigene Limited                                                                   England                    58.47
         (39.545% owned by Britlowes Limited & 1.985% owned by Shenbridge Limited)
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         Shenbridge Limited                                                                 England                     100
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         Southern Instruments Holdings Limited                                              England                   99.999
         (.001% owned by Helmet Securities Limited)
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              Finishlong Limited                                                            England                   99.997
              (.003% owned by Helmet Securities Limited)
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Thermo Optek Materials Analysis (S.E.A.) Pte Limited                                        Singapore                   100
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Thermo Kevex X-Ray Inc.                                                                      Delaware                   100
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Thermo NESLAB Inc.                                                                          New Hampshire               100
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NITI Corporation                                                                            Wisconsin                   100
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Thermo Noran Inc.                                                                           Wisconsin                   100
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ThermoSpectra Limited                                                                       England                     100
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     Nicolet Technologies Ltd.                                                              England                     100
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Thermo Electron Sweden Forvaltning AB                                                       Sweden                      100
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     Spectra-Physics AB                                                                     Sweden                      100
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         Spectra-Physics Holdings USA, Inc.                                                 Delaware                    100
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              Spectra-Physics Canada Ltd.                                                   Canada                      100
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         Spectra-Physics Holdings Limited                                                   England                     100
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         Saroph B.V.                                                                        Netherlands                 100
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         Spectra Precision (Asia) Pte. Ltd.                                                 Singapore                   100
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         Saroph Sweden AB                                                                   Sweden                      100
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              Labsystems Sweden Aktiebolag (secondary name Thermo Labsystems)               Sweden                      100
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              Thermo Finnigan AB                                                            Sweden                      100
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              Thermo Instruments Nordic AB                                                  Sweden                      100
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              Thermo Life Sciences AB                                                       Sweden                      100
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                                                                                          STATE OR
                                                                                       JURISDICTION OF               PERCENT OF
                                           NAME                                         INCORPORATION                OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
Spectra-Physics, Inc.                                                                       Delaware                    100
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     Spectra-Physics Optics Corporation                                                     California                  100
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     Spectra-Physics Limited                                                                England                     100
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         Laser Analytical Systems, Inc.                                                     California                  100
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     Spectra-Physics Semiconductor Lasers, Inc.                                             Delaware                    100
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     Spectra-Physics France S.A.                                                            France                      100
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     Spectra-Physics GmbH                                                                   Germany                     100
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     Spectra-Physics K.K.                                                                   Japan                       100
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     Spectra-Physics Lasers B.V.                                                            Netherlands                 100
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     Spectra-Physics Lasers Ltd.                                                            England                     100
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Thermo Finnigan LLC                                                                         Delaware                    100
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     Thermo Finnigan Australia Pty. Ltd.                                                    Australia                   100
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     Finnigan MAT S.R.L.                                                                    Italy                       100
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     Finnigan Properties, Inc.                                                              Delaware                    100
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         Thermo Electron Business Trust                                                     Massachusetts               100
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              TMOI Inc.                                                                     Delaware                    100
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Thermo Electron (China) Holding Limited                                                     England                     100
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         Thermo Electron (Shanghai) Instruments International Trading Co. Ltd.              China                       100
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         Thermo Electron (Shanghai) Instruments Co. Ltd.                                    China                       100
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         H.D. Technologies Limited England                                                                              100
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Thermo Forma Inc.                                                                           Delaware                    100
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     Thermo IEC Inc.                                                                        Delaware                    100
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Thermo Electron (HK) Limited                                                                Hong Kong                   100
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     Thermo Life Science International Trading (Tianjin) Co., Ltd.                          China                       100
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Thermo Finnigan AG                                                                          Switzerland                 100
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Thermo Electron K.K.                                                                        Japan                       100
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Fisons Instruments NV                                                                       Belgium                     100
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Haake Limited                                                                               England                     100
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Thermo Instruments S.A.                                                                     Spain                       100
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Thermo BioAnalysis Corporation                                                              Delaware                    91
(9% owned by Life Sciences International Limited)
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     Thermo LabSystems S.A.                                                                 Spain                       100
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     Thermo Holding European Operations Corp.                                               Delaware                    85
     (an additional 15% is owned by Thermo Electron German Holdings Inc.)
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         Thermo Luxembourg Holding S.a.r.l.                                                 Luxembourg                  100
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              Grond en Watersaneringstechniek Nederland B.V.                                Netherlands                 100
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                  Thermo Electron Holding BV                                                Netherlands                 100
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                      Environmental Processing Manufacturing BV                             Netherlands                 100
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                      Thermo Electron B.V.                                                  Netherlands                 100
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                           Thermo Finance Company BV                                        Netherlands                 100
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                           Nicolet Technologies BV                                          Netherlands                 100
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                           Thermo Electron B.V. B.A.                                        Belgium                     100
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                           Thermo Finnigan S.A.                                             Spain                       100
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                      ThIS Gas Analysis Systems B.V.                                        Netherlands                 100
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                           Thermo Euroglas B.V.                                             Netherlands                 100
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                               Thermo Electron Deutschland Verwaltvngs GmbH                 Germany                     100
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                               Valerian Ltd.                                                Gibraltar                   100
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                                    Thermo Luxembourg S.a.r.l.                              Luxembourg                 99.17
                                    (.83% owned by Thermo Euroglas B.V.)
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                                        Thermo Electron Deutschland GmbH & Co. KG           Germany                     100
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                                                                                          STATE OR
                                                                                       JURISDICTION OF               PERCENT OF
                                           NAME                                         INCORPORATION                OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                                            ITC Grundstucksverwaltungs GmbH                 Germany                     100
------------------------------------------------------------------------------------------------------------------------------------
                                                 ITC Grundstucksverwaltungs GmbH &          Germany                     90
                                                 Co.(additionally 10% of the shares are
                                                 owned by Thermo Securities Corporation)
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                                                 Thermo Electron (Erlangen) GmbH            Germany                    89.96
                                                 (additionally 10.04% of the shares are
                                                 owned directly by Thermo Electron
                                                 Corporation)
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                                                 Thermo Electron GmbH                       Germany                    98.68
                                                 (additionally 1.32% of the shares are
                                                 owned directly by Thermo Electron
                                                 Corporation)
------------------------------------------------------------------------------------------------------------------------------------
                                                     Interactiva Biotechnologie Sarl        France                      100
------------------------------------------------------------------------------------------------------------------------------------
                                                     Thermo Electron  (Bremen) GmbH         Germany                     90
                                                     (additionally 10% of the shares are
                                                     owned directly by Thermo Electron
                                                     Corporation)
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                                                     Thermo Electron (Karlsruhe) GmbH       Germany                     90
                                                     (additionally, 10% of the shares are
                                                     owned directly by Thermo Electron
                                                     Scientific Instruments Corporation)
------------------------------------------------------------------------------------------------------------------------------------
                                                     Thermo Electron (Oberhausen) GmbH      Germany                     100
------------------------------------------------------------------------------------------------------------------------------------
                                                           Gould Nicolet Messtechnik GmbH   Germany                     100
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                                                     ESM Andersen Instruments GmbH          Germany                     100
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              Thermo TLH (U.K.) Limited                                                     England                     100
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              Thermo TLH L.P.                                                               Delaware                   99.99*
              (additionally 0.01% is owned by Thermo TLH (U.K.) Limited
------------------------------------------------------------------------------------------------------------------------------------
     Thermo BioStar Inc.                                                                    Delaware                    100
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     Thermo DMA Inc.                                                                        Texas                       100
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         DMA Latinoamericana S.A. de C.V                                                    Mexico                      50*
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     Labsystems (SEA) Pte. Ltd.                                                             Singapore                   100
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     Fastighets AB Skrubba                                                                  Sweden                      100
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     TDI Inc. of VA                                                                         Virginia                    100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Shandon Ltd.                                                                    England                     100
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         Anglia Scientific Instruments Limited                                              England                     100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Shandon Inc.                                                                    Pennsylvania                100
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     Dynex Technologies  (Guernsey) Limited                                                 Channel Islands             100
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     Thermo BioAnalysis Limited                                                             England                     100
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         Thermo Fast U.K. Limited                                                           England                     100
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     Thermo Projects Limited                                                                England                     100
------------------------------------------------------------------------------------------------------------------------------------
         Thermo LabSystems Limited                                                          England                     100
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         Toolquip International Limited                                                     England                     100
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         Labquip International Limited                                                      England                     100
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         Thermo Projects Limited BVI                                                        British Virgin              100
                                                                                            Islands
------------------------------------------------------------------------------------------------------------------------------------
              Simplepaper Limited                                                           England                     100
------------------------------------------------------------------------------------------------------------------------------------
                  Shockblock Limited                                                        England                     50
                  (50% by Thermo Projects Limited BVI)
------------------------------------------------------------------------------------------------------------------------------------
                      Toolquip Group Limited                                                England                     90
                      (10% owned by Simplepaper Limited)
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Informatics Asia Pacific Pty Ltd.                                               Australia                   100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo LabSystems Inc.                                                                 Massachusetts               100
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                                       6
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                                                                                          STATE OR
                                                                                       JURISDICTION OF               PERCENT OF
                                           NAME                                         INCORPORATION                OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Trace Ltd.                                                                      Australia                   100
------------------------------------------------------------------------------------------------------------------------------------
         Trace BioSciences Pty. Ltd.                                                        Australia                   100
------------------------------------------------------------------------------------------------------------------------------------
              Trace BioSciences NZ Limited                                                  New Zealand                 100
------------------------------------------------------------------------------------------------------------------------------------
         Trace America, Inc.                                                                Florida                     100
------------------------------------------------------------------------------------------------------------------------------------
Thermo Electron SA.                                                                         France                     47.52
(29.9% owned by Thermo Electron Scientific Instruments Corporation and 22.58
by Thermo BioAnalysis Corporation)
------------------------------------------------------------------------------------------------------------------------------------
         Thermo Instruments SAS                                                             France                      100
------------------------------------------------------------------------------------------------------------------------------------
              Rutter Instrumentation S.A.R.L.                                               France                      100
------------------------------------------------------------------------------------------------------------------------------------
Thermo Environmental Instruments Inc.                                                       California                  100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Electron (Calgary) Limited                                                      Canada                      100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Orion Inc.                                                                      Massachusetts               100
------------------------------------------------------------------------------------------------------------------------------------
         Orion Research Limited                                                             England                     100
------------------------------------------------------------------------------------------------------------------------------------
         Thermo Orion Puerto Rico Inc.                                                      Delaware                    100
------------------------------------------------------------------------------------------------------------------------------------
Thermo Instruments do Brasil Ltda.                                                          Brazil                      100
(1% of which shares are owned directly by Thermo Elemental Inc.)
------------------------------------------------------------------------------------------------------------------------------------
Van Hengel Holding B.V.                                                                     Netherlands                 100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Optek S.A.                                                                      Spain                       100
------------------------------------------------------------------------------------------------------------------------------------
Spectra Physics UK Limited                                                                  England                     100
------------------------------------------------------------------------------------------------------------------------------------
Spectra-Physics Franklin Inc.                                                               Delaware                    100
------------------------------------------------------------------------------------------------------------------------------------
     Spectra-Physics Syracuse Inc.                                                          New York                    100
------------------------------------------------------------------------------------------------------------------------------------
     Spectra-Physics Stratford Inc.                                                         Delaware                    100
------------------------------------------------------------------------------------------------------------------------------------
Thermo Power Corporation                                                                    Massachusetts               100
------------------------------------------------------------------------------------------------------------------------------------
     ACI Holdings Inc.                                                                      New York                    100
------------------------------------------------------------------------------------------------------------------------------------
Lancaster Laboratories LLC                                                                  Delaware                    100
------------------------------------------------------------------------------------------------------------------------------------
Thermo EuroTech (Delaware) Inc.                                                             Delaware                    100
------------------------------------------------------------------------------------------------------------------------------------
Thermo Securities Corporation                                                               Delaware                    100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Eberline LLC                                                                    Delaware                    51
     (49% owned by Thermo BioAnalysis Corporation)
------------------------------------------------------------------------------------------------------------------------------------
ThermoLase LLC                                                                              Delaware                    100
------------------------------------------------------------------------------------------------------------------------------------
     ThermoLase Japan L.L.C.                                                                Wyoming                     50*
------------------------------------------------------------------------------------------------------------------------------------
Trex Medical Corporation                                                                    Delaware                    100
------------------------------------------------------------------------------------------------------------------------------------
Thermo Corporation                                                                          Delaware                    100
------------------------------------------------------------------------------------------------------------------------------------

*Joint Venture/Partnership

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
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